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                                                                   EXHIBIT 10.36

                        THE MIIX GROUP, INCORPORATED AND
                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.

                           DEFERRED COMPENSATION PLAN

The Non-Qualified Deferred Compensation Agreement ("Agreement" or "Plan") is entered into and effective December 15, 1999 ("Effective Date"), by and between The MIIX Group, Incorporated, New Jersey State Medical Underwriters, Inc. ("Employer" or "Company") and Daniel G. Smereck (hereinafter sometimes referred to as "Employee" or "Participant").

WITNESSETH THAT:

In consideration of the agreements hereinafter contained the parties hereto agree as follows:

1.1. ESTABLISHMENT OF PLAN. Employer hereby establishes this Deferred Compensation Plan which shall become effective as of the date selected by Employer. The Plan shall be maintained for the exclusive benefit of Employee.

1.2. NATURE OF PLAN. The Plan is intended to be and at all times shall be interpreted and administered so as to qualify as an unfunded plan of deferred compensation for purposes of the Internal Revenue Code of 1986, as amended, and regulations thereunder, and the Employee Retirement Income Security Act of 1974.

1.3. PURPOSE OF PLAN. The purpose of this Plan is to enable Employee to enhance his financial security by permitting him to enter into this agreement with Employer to defer his compensation and receive benefits in a future year.

1.4. APPLICABLE COMPENSATION. Elections to defer compensation shall be made with respect to compensation not yet earned. In the case of bonuses or other nonperiodic payments, such compensation shall be treated as earned no earlier than the day on which the amount payable has been determined. In the case of periodic payments such as salary, such compensation shall be treated as earned no earlier than the day prior to the day on which the service period giving rise to the salary has commenced. In the case of Dividend Equivalents (awarded pursuant to The MIIX Group, Incorporated Long Term Incentive Equity Plan) converted into cash, such compensation shall be treated as earned no earlier than the day prior to the day on which such Dividend Equivalents are credited to the account maintained on behalf of the Participant under Sections 6.4 and 9.3 of the Equity Plan.
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1.5.     DEFERRAL OF COMPENSATION. Employee shall make an irrevocable election to defer compensation to be paid by Employer by the signing of an Election to Defer in the form approved by Employer. Deferrals under such elections shall be effective on the date the Election to Defer is properly completed by Employee and accepted by Employer. Employer shall acknowledge receipt of Employee's deferral election by signing the Election to Defer and returning it to Employee within 14 days of receipt.

1.6. EARNINGS. Interest shall be credited monthly by Employer on amounts deferred under this Plan at a rate of return equal to the aggregate investment portfolio yield for The MIIX Group, Incorporated or, if applicable, the return directly associated with any specific investment alternatives chosen by Employee and approved by Employer, including, but not limited to, any income (loss) and realized and unrealized gains (losses). Employee may change selected investment alternatives on a prospective basis only.

1.7. COMMENCEMENT OF DISTRIBUTIONS. Distribution of benefits to Participant under the Plan shall commence no earlier than December 15, 2004, provided, however, that distribution shall be accelerated in the event Employee separates from service of Employer for any reason prior to December 15, 2004. In such event, Plan benefits shall commence within 60 days after such separation from service. Notwithstanding the foregoing, if Participant dies prior to the time his benefits under this Plan have been distributed in full, any remaining portion of benefits yet to be distributed under this Plan shall be distributed as soon as administratively practicable to Participant's estate or such other beneficiary as designated by Participant on a Beneficiary Designation Form.

1.8. MANNER OF PAYMENT. Distributions shall be made in cash by Employer except to the extent that Participant elects to receive payment in the form of property that was designated as an investment alternative as provided in Section 1.6 of this Agreement. In such case, any cash due shall be reduced by the fair market value of such in kind payment at the time of the distribution.

1.9. PLAN ADMINISTRATION. The Company shall be responsible for the administration of the Plan, including any associated costs.

1.10. OWNERSHIP OF ASSETS. All amounts of compensation deferred under the Plan, all property and rights purchased with such amounts, and all income attributable to such amounts, property, or rights shall remain (until made available to Participant) solely the property and rights of the Company (without being restricted to the



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         provisions of benefits under the Plan) and shall be subject to the claims of the Company's general creditors.


1.11. LIMITATION OF RIGHTS / EMPLOYMENT RELATIONSHIP. Neither the establishment of this Plan nor any modification thereof, nor the creation of any fund or account, nor the payment of any benefits, shall be construed as giving Participant or any other person any legal or equitable right against Employer except as provided in the Plan.

1.12. LIMITATION OF ASSIGNMENT. Benefits under the Plan may not be assigned, sold, transferred, or encumbered, and any attempt to do so shall be void. Participant's interest in benefits under the Plan shall not be subjected to debts or liabilities of any kind and shall not be subject to attachment, garnishment, or other legal process.

1.13. REPRESENTATIONS. Employer does not represent or guarantee that any particular federal or state income, payroll, personal property, or other tax consequence will result from participation in this Plan. Participant should consult with professional tax advisors to determine the tax consequences of his/her participation.

1.14. APPLICABLE LAW. This Plan shall be construed in accordance with applicable federal law and, to the extent otherwise applicable, the law of the State of New Jersey.

1.15. RESPONSIBILITY FOR TAXES. Participant is responsible for all federal, state, and other taxes assessed on amounts deferred under this Plan. Employer shall have the right to withhold or reduce Plan benefits to satisfy such withholding obligations, as it may deem necessary to ensure proper withholding procedures.

1.16. ESTABLISHMENT OF TRUST. In the event of a Change in Control as defined in Paragraph 1.19, the Employer shall immediately establish the Employee's Trust (the "Trust") and contribute assets to such Trust in an amount equal to the Employer's obligations to the Participant under this Plan determined as of the date of the Change in Control. Prior to such a Change in Control, the Employer may, at its option and in its sole discretion, establish such a Trust. Such Trust shall be established in accordance with the Internal Revenue Service model trust agreement as set forth in Revenue Procedure 92-64.

1.17. EFFECT OF THE TRUST. The provisions of the Plan shall govern the rights of the Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Participant and the creditors of the Employer to the assets transferred to the Trust. The Employer shall at all times remain liable to carry out its obligations under the Plan. The Employee's obligations under the Plan

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         may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employee's obligation under the Plan.


1.18. PRIOR PLANS AND AGREEMENTS. This Plan supercedes all prior plans and agreements between the Company and the Employee with respect to deferred compensation and all sums and investments held under such other plans and agreements shall be transferred to this Plan and administered under its terms.

1.19. DEFINITIONS. For purposes of Paragraph 1.16, the following capitalized words shall have the meanings set forth below:

         19.1.1. "CHANGE IN CONTROL" shall be as defined in Section 3.5 of the Employment Agreement dated as of December 15, 1999 among the MIIX Group, Incorporated, New Jersey State Medical Underwriters, Inc. and Daniel G. Smereck.

IN WITNESS WHEREOF, the parties have executed this Agreement on one or more counterparts which, taken together, shall constitute one Agreement, which Agreement shall be effective as of the date recited above.

THE MIIX GROUP, INCORPORATED


By:________________________________         ____________________________
                                            Date

NEW JERSEY STATE MEDICAL
UNDERWRITERS, INC.


By:________________________________         ____________________________
                                            Date

____________________________________        _____________________________
         DANIEL G. SMERECK                  Date

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                        THE MIIX GROUP, INCORPORATED AND
                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.

                           DEFERRED COMPENSATION PLAN

                            INVESTMENT ELECTION FORM
_______________________________________________________________________________
Pursuant to the terms of the Non-Qualified Deferred Compensation Agreement entered into between me, The MIIX Group, Incorporated, and New Jersey State Medical Underwriters, Inc. effective December 15, 1999 ("Plan"), I hereby revoke any prior investment designations for the amounts credited to my account balance under the Plan, and I hereby elect the following investments for amounts credited to my account. This election is to be effective at the earliest date permissible under and subject to all of the terms of, the Plan:

Investment Options Percentage of Plan Account:

   1.       Specified Investments*                          $________________
   2.       Unspecified**                                           100%
   3.       ______________________________________           _________________
   4.       ______________________________________           _________________
   5.       ______________________________________           _________________
   Total    ______________________________________          $________________


* Specify Investment:__________________________________________________
** Therefore earning interest in an amount equal to the consolidated aggregate investment portfolio yield for The MIIX Group, Incorporated.


Participant's Signature:_______________________________________________________

Print Name:________________________________________________________________

Date:______________________________________________________________________

Approved:__________________________________________________________________

By:________________________________________________________________________

Print Name:________________________________________________________________

Date:______________________________________________________________________
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                        THE MIIX GROUP, INCORPORATED AND
                   NEW JERSEY STATE MEDICAL UNDERWRITERS, INC.

                           DEFERRED COMPENSATION PLAN

                                ELECTION TO DEFER

Pursuant to the terms of the Non-Qualified Deferred Compensation Agreement entered into between me, The MIIX Group, Incorporated, and New Jersey State Medical Underwriters, Inc. effective December 15, 1999, I hereby elect to defer the following amounts or percentages of compensation:

Salary:  Commencing on _________________________________________________
         In the amount of _________________________________________________

Bonus:   That will be determined on ________________________________________
         In the amount of _________________________________________________

Stock Option
Dividend Equivalents:      Commencing on _____________________________________

Participant's Signature:_______________________________________________________

Print Name:________________________________________________________________

Date:______________________________________________________________________


Approved:         The MIIX Group, Incorporated
                  _____________________________

By:_______________________________________________________________________

Print Name:________________________________________________________________

Date:______________________________________________________________________

Approved:         New Jersey State Medical Underwriters, Inc.
                  _____________________________________________

By:_______________________________________________________________________

Print Name:________________________________________________________________

Date:______________________________________________________________________